EXHIBIT 99.1
Press Release

Albemarle Appoints Eduardo Bartolomeo to Board of Directors

CHARLOTTE, North Carolina, July 23, 2026 – Albemarle Corporation (NYSE: ALB), a global leader in providing essential elements for mobility, energy, connectivity and health, today announced that its Board of Directors (the "Board") has appointed Eduardo Bartolomeo to the Board, effective July 21, 2026.
Bartolomeo brings more than 30 years of leadership experience in complex global industrial environments, particularly in mining and logistics. Bartolomeo most recently served as Chief Executive Officer of Vale S.A., one of the world's largest mining companies, from 2019 to 2024. During his tenure, he led the company's operational, safety, and cultural transformation and oversaw business lines in global mining, logistics, and metals.

“Eduardo is a highly respected executive with extensive experience across mining, metals, logistics and global operations,” said Albemarle Chairman and CEO Kent Masters. “His insights and leadership will be invaluable as we continue to execute our strategy, strengthen our competitive position and create long-term value for our stakeholders. We are pleased to welcome him to the Board.”

Prior to serving as Vale’s CEO, Bartolomeo held several senior leadership positions at the company, including Executive Director of base metals and Executive Director of logistics operations. He also previously served as Chief Executive Officer of Nova Transportadora do Sudeste and as Chairman of Log-In Logística Intermodal.

He holds an MBA from the Massachusetts Institute of Technology, an MBA from Katholieke Universiteit Leuven in Belgium, and a bachelor's degree in metallurgical engineering from Universidade Federal Fluminense in Brazil. He also serves on the Board of Directors of Boston Metal, Inc., a privately held global company based in Massachusetts. Bartolomeo will join the Board's Audit & Finance Committee and the Safety, Sustainability, Operations & Capital Committee.

About Albemarle
Albemarle Corporation (NYSE: ALB) is a world leader in transforming essential resources into critical ingredients for mobility, energy, connectivity and health. We partner to pioneer new ways to move, power, connect and protect with people and planet in mind. A reliable and high-quality global supply of lithium and bromine allows us to deliver advanced solutions for our customers. Learn more about how the people of Albemarle are enabling a more resilient world at Albemarle.com.

Albemarle regularly posts information to Albemarle.com, including notification of events, news, financial performance, investor presentations and webcasts, non-GAAP reconciliations, U.S. Securities and Exchange Commission filings and other information regarding the company, its businesses and the markets it serves.

Forward-Looking Statements
This press release contains statements concerning our expectations, anticipations and beliefs regarding the future, which constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on assumptions that we have made as of the date hereof and are subject to known and unknown risks and uncertainties, often contain words such as "anticipate," "believe," "expect," "may," "should," "would," and "will" and similar references to future periods. Forward-looking statements may include statements regarding: expectations relating to Company strategy, operations, or performance; plans and expectations related to board composition and contributions; other underlying assumptions and outlook considerations, and all other information relating to matters that are not historical facts. These and other forward-looking statements are based on management's current assumptions and expectations and involve risks and uncertainties that could significantly affect expected results. Actual results could differ materially from those expressed or implied in the forward-looking statements if one or more of the underlying estimates, assumptions or expectations prove to be inaccurate or are unrealized. Factors that could cause Albemarle's actual results to differ materially from the outlook expressed or implied in any forward-looking statement include: breaches of contract; changes in economic and business conditions; changes in availability to serve on the board of directors; trade policies and tariffs; technological change and development; changes in laws and government regulation; regulatory actions, proceedings, cyber-security breaches, and the other factors detailed from time to time in the reports Albemarle files with the SEC, including those described under "Risk Factors" in Albemarle's most recent Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q, which are filed with the SEC and available on the investor section of Albemarle's website (investors.albemarle.com) and on the SEC's website at www.sec.gov. These forward-looking statements speak only as of the date of this press release. Albemarle assumes no obligation to provide any revisions to any forward-looking statements should circumstances change, except as otherwise required by securities and other applicable laws.

Investor Relations Contact: +1 (980) 308-6194, invest@albemarle.com
Media Contact: +1 (980) 308-6310, media@albemarle.com